UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2026

New Providence Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42610	98-1834924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 S County Road #2588

Palm Beach, Florida 33480
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 231-7070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NPACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NPAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NPACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 8, 2026, New Providence Acquisition Corp. III (the “Company”) issued unsecured promissory notes (the “Notes”), each in the aggregate principal amount of up to $750,000 to (i) Gary Smith and (ii) Alexander Coleman, the company’s co-Chief Executive Officers (the “Lenders”), for the Company’s working capital needs, for a total aggregate principal amount of $1,500,000. The Notes do not bear interest and mature upon the earlier of the closing of an initial business combination by the Company and the Company’s liquidation. Additionally, prior to the date of issuance of the Notes, $200,000 was advanced by the Sponsor to the Company and is payable by the Company upon the demand of the Sponsor.

Amounts outstanding under the respective Notes are convertible, at the option of the respective Lender, into units of the Company (the “Conversion Units”), at a conversion price of $10.00 per Conversion Unit, with each unit consisting of one share of the Company’s Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), and one-third of one warrant, with each whole warrant exercisable for one Class A Ordinary Share at $11.50 per share, subject to adjustment as provided in the Company’s Registration Statement on Form S-1 filed in connection with its initial public offering (“IPO”). The Conversion Units will be identical to the private placement units issued to the Sponsor at the time of the Company’s IPO. The Conversion Units are entitled to registration rights.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Form of Promissory Note, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Form of Promissory Note.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PROVIDENCE ACQUISITION CORP. III

Date: June 8, 2026	By:	/s/ Alexander Coleman
		Name:	Alexander Coleman
		Title:	Co-Chief Executive Officer

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